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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all further amendments thereto) with respect to the Common Stock, par value $.01 per share, of Water Pik Technologies, Inc., and further agree that this Agreement shall be included as an Exhibit to such joint filing.

        The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

        In evidence thereof the undersigned, being duly authorized, hereby execute this agreement this 11th day of January, 2001.

                                       SPECIAL VALUE BOND FUND, LLC

                                       By: SVIM/MSM, LLC, its Managing Member

                                           By: Tennenbaum & Co., LLC,
                                               its Managing Member

                                               By: /s/ Michael E. Tennenbaum
                                                   -----------------------------
                                                       Michael E. Tennenbaum,
                                                       its Managing Member

                                       SPECIAL VALUE BOND FUND II, LLC

                                       By: SVIM/MSM II, LLC, its Managing Member

                                           By: Tennenbaum & Co., LLC,
                                               its Managing Member

                                               By: /s/ Michael E. Tennenbaum
                                                   -----------------------------
                                                       Michael E. Tennenbaum,
                                                       its Managing Member

                                       SVIM/MSM, LLC

                                       By: Tennenbaum & Co., LLC,
                                           its Managing Member

                                           By: /s/ Michael E. Tennenbaum
                                               ---------------------------------
                                                   Michael E. Tennenbaum,
                                                   its Managing Member

                                       SVIM/MSM II, LLC

                                       By: Tennenbaum & Co., LLC,
                                           its Managing Member

                                           By: /s/ Michael E. Tennenbaum
                                               ---------------------------------
                                                   Michael E. Tennenbaum,
                                                   its Managing Member

                                       SPECIAL VALUE INVESTMENT MANAGEMENT, LLC

                                       By: Tennenbaum & Co., LLC,
                                           its Managing Member

                                           By: /s/ Michael E. Tennenbaum
                                               ---------------------------------
                                                   Michael E. Tennenbaum,
                                                   its Managing Member

                                       TENNENBAUM & CO., LLC

                                       By: /s/ Michael E. Tennenbaum
                                           -------------------------------------
                                               Michael E. Tennenbaum,
                                               its Managing Member

                                       /s/ Michael E. Tennenbaum
                                       -------------------------------------
                                           MICHAEL E. TENNENBAUM